CRM SMALL CAP VALUE FUND

CRM SMALL/MID CAP VALUE FUND

CRM MID CAP VALUE FUND

CRM LARGE CAP OPPORTUNITY FUND

CRM ALL CAP VALUE FUND

CRM 130/30 VALUE FUND

Institutional, Investor and Advisor Shares

Supplement Dated as of April 7, 2008 to Prospectuses and Statement of Additional Information dated October 26, 2007 and December 31, 2007

The following information supplements the Prospectuses and Statement of Additional Information for each of the CRM Funds and supersedes any contrary information:

Ronald McGlynn, Chairman & CEO, and Jay Abramson, President & CIO, are responsible for the overall management of the investments of the CRM Funds. The investment research team for all of the CRM Funds consists of sixteen individuals, with an average of sixteen years financial experience. The portfolio managers who have responsibility for the day-to-day management of the investments of the CRM Funds are set forth below.

CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund	CRM Large Cap Opportunity Fund	CRM All Cap Value Fund	CRM 130/30 Value Fund
Kevin M. Chin	Jay B. Abramson	Jay B. Abramson	Jay B. Abramson	Ronald H. McGlynn	Jay B. Abramson
Michael J. Caputo	Robert L. Rewey III, CFA	Robert L. Rewey III, CFA	David A. Tillson, CFA	Kevin M. Chin	Robert L. Rewey III, CFA

David A. Tillson, CFA
Ronald H. McGlynn
Kevin M. Chin
Michael J. Caputo

Please consult the CRM Funds Prospectuses for additional information regarding the CRM Funds’ portfolio managers, including their business experience for at least the past five years. Additional information regarding Mr. Caputo follows:

Michael J. Caputo – Vice President

Mike, with 13 years of financial and investment experience, is a portfolio manager and senior research analyst in CRM’s investment group. Prior to joining the firm in 2002, Mike was a vice president in Corporate Finance at Morgan Stanley. He earned a BA from the University of Notre Dame and an MBA from the University of Pennsylvania Wharton School.